Global Payments Reports Second Quarter Earnings
Further Increases Annual Fiscal 2015 Revenue, Margin and Cash EPS Outlook
Raises Share Repurchase Authorization to $300 Million

ATLANTA, January 8, 2015 -- Global Payments Inc. (NYSE: GPN) today announced results for its fiscal second quarter ended November 30, 2014.

“We are very pleased to deliver another quarter of solid performance across our direct businesses,” said Chief Executive Officer Jeff Sloan. “We also continue to successfully expand our worldwide footprint, one of our key strategies to accelerate growth. During the quarter, we completed the acquisition of Ezidebit, a technology company with direct distribution in Australia and New Zealand and an expanding presence throughout Asia. We also announced an agreement to establish a new joint venture with Bank of the Philippine Islands. This partnership will increase our existing distribution in the highly attractive Philippines market. These transactions help fulfill the vision we set forth in 2012 with the purchase of the minority interest in our then joint venture in Asia.”

Second Quarter 2015 Summary

•	Revenues grew 10% to $697.3 million, compared to $634.1 million in the second quarter of fiscal 2014.

•	Cash diluted earnings per share[1] grew 19% to $1.27, compared to $1.07 in the second quarter of fiscal 2014.

•	GAAP diluted earnings per share were $1.10, compared to $1.02 in the second quarter of fiscal 2014.

2015 Outlook
Cameron Bready, Executive Vice President and Chief Financial Officer, stated, “We experienced strong organic revenue growth and margin expansion during the quarter, despite the strengthening of the U.S. dollar, and we continue to see solid performance from our recent acquisitions. Based on these results and our outlook for the remainder of the fiscal year, we are increasing our revenue, margin and cash earnings per share guidance.”

1See Schedule 2 for cash earnings and Schedules 6, 7, and 8 for reconciliations of historical cash earnings to GAAP.

The company is raising its annual fiscal 2015 revenue outlook to $2.75 billion to $2.80 billion, or 8% to 10% growth. In addition, Global Payments is increasing its outlook for annual fiscal 2015 diluted earnings per share on a cash basis to a range of $4.75 to $4.83, reflecting growth of 15% to 17% over fiscal 2014, and annual fiscal 2015 GAAP diluted earnings per share is expected to be in the range of $3.99 to $4.07. The company also now expects annual fiscal 2015 core cash operating margins to expand by as much as 50 basis points.

Capital Allocation
Global Payments’ Board of Directors approved a fiscal 2015 second quarter dividend of $0.02 per share payable February 27, 2015 to shareholders of record as of February 13, 2015 and also approved an increase to the existing authorization for the company’s share repurchase program, raising the total available authorization to $300 million.

Conference Call
Global Payments’ management will host a conference call today, January 8, 2015 at 8:00 a.m. ET to discuss financial results and business highlights. Callers may access the conference call via the investor relations page of the company’s website at www.globalpaymentsinc.com; or callers in North America may dial 877-674-6428 and callers outside North America may dial 970-315-0457. A replay of the call will be archived on the company's website within two hours of the live call.

About Global Payments
Global Payments Inc. is one of the largest worldwide providers of payment solutions for merchants, value added resellers, enterprise software providers, financial institutions, government agencies, multi-national corporations and independent sales organizations located throughout North America, Brazil, Europe and the Asia-Pacific region.  Global Payments, a Fortune 1000 company, offers a comprehensive line of solutions and services for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management.  Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments' management may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include our ability to safeguard our data; increased competition from non-traditional competitors; our ability to update our products and services in a timely manner; potential systems interruptions or failures; software defects or undetected errors; our ability to maintain Visa and MasterCard registration and financial institution sponsorship; our reliance on financial institutions to provide clearing services in connection with our settlement activities; our potential failure to comply with card network requirements; increased attrition of merchants, referral partners or independent sales organizations; our ability to increase our share of existing markets and expand into new markets; unanticipated increases in chargeback liability; increases in credit card network fees; changes in laws, regulations or network rules or interpretations thereof; foreign currency exchange and interest rate risks; political, economic and regulatory changes in the foreign countries in which we operate; future performance, integration and conversion of acquired operations; loss of key personnel; and other risks detailed in our SEC filings, including the most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Report on Form 10-Q. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Investor contact: investor.relations@globalpay.com	Media contact: media.relations@globalpay.com
Jane Elliott	Amy Corn
770-829-8234	770-829-8755

SCHEDULE 1
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended November 30,			Six Months Ended November 30,
	2014	2013	% Change	2014	2013	% Change
	(unaudited)			(unaudited)
Revenues	$697,291	$634,122	10.0%	$1,402,186	$1,263,807	10.9%

Operating expenses:
Cost of service	257,796	235,170	9.6%	517,635	465,915	11.1%
Sales, general and administrative	315,511	294,045	7.3%	636,169	585,601	8.6%
Processing system intrusion	—	(7,000)	(100.0)%	—	(7,000)	(100.0)%
	573,307	522,215	9.8%	1,153,804	1,044,516	10.5%

Operating income	123,984	111,907	10.8%	248,382	219,291	13.3%

Other income (expense):
Interest and other income	1,282	5,288	(75.8)%	2,474	8,626	(71.3)%
Interest and other expense	(10,350)	(8,025)	29.0%	(21,360)	(15,904)	34.3%
	(9,068)	(2,737)	231.3%	(18,886)	(7,278)	159.5%

Income before income taxes	114,916	109,170	5.3%	229,496	212,013	8.2%
Provision for income taxes	(29,660)	(29,313)	1.2%	(59,806)	(60,448)	(1.1)%
Net income	85,256	79,857	6.8%	169,690	151,565	12.0%
Less: Net income attributable to noncontrolling interests, net of income tax	(10,475)	(5,960)	75.8%	(19,543)	(13,025)	50.0%
Net income attributable to Global Payments	$74,781	$73,897	1.2%	$150,147	$138,540	8.4%

Earnings per share attributable to Global Payments:
Basic	$1.11	$1.02	8.8%	$2.22	$1.90	16.8%
Diluted	$1.10	$1.02	7.8%	$2.20	$1.88	17.0%

Weighted average shares outstanding:
Basic	67,377	72,174		67,764	72,974
Diluted	67,737	72,706		68,179	73,504

SCHEDULE 2
CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended November 30,			Six Months Ended November 30,
	2014	2013	% Change	2014	2013	% Change

Revenues	$697,291	$634,122	10.0%	$1,402,186	$1,263,807	10.9%

Operating expenses:
Cost of service	239,533	220,610	8.6%	481,518	436,383	10.3%
Sales, general and administrative	315,511	290,697	8.5%	639,110	580,757	10.0%
	555,044	511,307	8.6%	1,120,628	1,017,140	10.2%

Operating income	142,247	122,815	15.8%	281,558	246,667	14.1%

Other income (expense):
Interest and other income	1,282	3,165	(59.5)%	2,474	6,503	(62.0)%
Interest and other expense	(10,350)	(8,025)	29.0%	(21,360)	(15,904)	34.3%
	(9,068)	(4,860)	86.6%	(18,886)	(9,401)	100.9%

Income before income taxes	133,179	117,955	12.9%	262,672	237,266	10.7%
Provision for income taxes	(35,520)	(32,873)	8.1%	(70,950)	(69,559)	2.0%
Net income	97,659	85,082	14.8%	191,722	167,707	14.3%
Less: Net income attributable to noncontrolling interests, net of income tax	(11,648)	(7,197)	61.8%	(21,951)	(15,633)	40.4%
Net income attributable to Global Payments	$86,011	$77,885	10.4%	$169,771	$152,074	11.6%

Earnings per share attributable to Global Payments:
Basic	$1.28	$1.08	18.5%	$2.51	$2.08	20.7%
Diluted	$1.27	$1.07	18.7%	$2.49	$2.07	20.3%

Weighted average shares outstanding:
Basic	67,377	72,174		67,764	72,974
Diluted	67,737	72,706		68,179	73,504

See Schedules 6 & 7 for a reconciliation of cash earnings to GAAP.

SCHEDULE 3
SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended November 30,
	2014		2013		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$404,784	$404,784	$361,793	$361,793	11.9%	11.9%
Canada	83,992	83,992	85,240	85,240	(1.5)%	(1.5)%
North America merchant services	488,776	488,776	447,033	447,033	9.3%	9.3%

Europe	159,974	159,974	146,866	146,866	8.9%	8.9%
Asia-Pacific	48,541	48,541	40,223	40,223	20.7%	20.7%
International merchant services	208,515	208,515	187,089	187,089	11.5%	11.5%

Total revenues	$697,291	$697,291	$634,122	$634,122	10.0%	10.0%

Operating income (loss) for segments:
North America merchant services	$74,246	$85,419	$70,437	$77,621	5.4%	10.0%
International merchant services	76,443	83,533	62,467	69,843	22.4%	19.6%
Corporate[1]	(26,705)	(26,705)	(20,997)	(24,649)	27.2%	8.3%
Operating income	$123,984	$142,247	$111,907	$122,815	10.8%	15.8%

	Six Months Ended November 30,
	2014		2013		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$818,825	$818,825	$725,626	$725,626	12.8%	12.8%
Canada	173,957	173,957	171,912	171,912	1.2%	1.2%
North America merchant services	992,782	992,782	897,538	897,538	10.6%	10.6%

Europe	322,762	322,762	290,054	290,054	11.3%	11.3%
Asia-Pacific	86,642	86,642	76,215	76,215	13.7%	13.7%
International merchant services	409,404	409,404	366,269	366,269	11.8%	11.8%

Total revenues	$1,402,186	$1,402,186	$1,263,807	$1,263,807	10.9%	10.9%

Operating income (loss) for segments:
North America merchant services	$152,183	$174,734	$140,136	$157,025	8.6%	11.3%
International merchant services	150,045	160,670	124,008	138,600	21.0%	15.9%
Corporate[1]	(53,846)	(53,846)	(44,853)	(48,958)	20.0%	10.0%
Operating income	$248,382	$281,558	$219,291	$246,667	13.3%	14.1%

1 GAAP earnings for the three and six months ended November 30, 2013 include insurance proceeds of $7.0 million related to the fiscal 2012 processing system intrusion.

See Schedule 8 for reconciliation of cash earnings segment information to GAAP.

SCHEDULE 4
CONSOLIDATED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except share data)

	November 30, 2014	May 31, 2014
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$644,469	$581,872
Accounts receivable, net of allowances for doubtful accounts of $469 and $401, respectively	197,053	214,574
Claims receivable, net	577	809
Settlement processing assets	1,122,321	780,917
Inventory	8,002	6,636
Deferred income taxes	12,761	12,963
Prepaid expenses and other current assets	40,072	45,673
Total current assets	2,025,255	1,643,444
Goodwill	1,483,615	1,337,285
Other intangible assets, net	542,992	535,173
Property and equipment, net	362,809	369,753
Deferred income taxes	95,161	101,928
Other	31,755	31,067
Total assets	$4,541,587	$4,018,650

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$530,721	$440,128
Current portion of long-term debt	46,875	17,677
Accounts payable and accrued liabilities	303,008	290,106
Settlement processing obligations	781,262	451,317
Income taxes payable	14,267	12,390
Total current liabilities	1,676,133	1,211,618
Long-term debt	1,554,125	1,376,002
Deferred income taxes	200,848	209,099
Other long-term liabilities	88,245	89,132
Total liabilities	3,519,351	2,885,851

Commitments and contingencies
Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 67,031,081 issued and outstanding at November 30, 2014 and 68,845,643 issued and outstanding at May 31, 2014	—	—
Paid-in capital	144,419	183,023
Retained earnings	852,972	815,980
Accumulated other comprehensive loss	(102,726)	(1,776)
Total Global Payments shareholders’ equity	894,665	997,227
Noncontrolling interests	127,571	135,572
Total equity	1,022,236	1,132,799
Total liabilities and equity	$4,541,587	$4,018,650

SCHEDULE 5
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Six Months Ended November 30,
	2014	2013
Cash flows from operating activities:
Net income	$169,690	$151,565
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	33,055	28,439
Amortization of acquired intangibles	36,117	28,953
Share-based compensation expense	9,145	11,965
Provision for operating losses and bad debts	7,432	10,249
Deferred income taxes	(982)	6,073
Other, net	(387)	(4,345)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	17,521	(6,353)
Claims receivable	(4,881)	(6,567)
Settlement processing assets and obligations, net	(13,778)	204,307
Inventory	(1,506)	2,237
Prepaid expenses and other assets	5,409	5,761
Accounts payable and other accrued liabilities	(31,503)	(21,845)
Income taxes payable	1,604	1,244
Net cash provided by operating activities	226,936	411,683
Cash flows from investing activities:
Business, intangible and other asset acquisitions, net of cash acquired	(223,651)	(2,324)
Capital expenditures	(33,290)	(41,178)
Principal collections on financing receivables	219	1,328
Net proceeds from sales of investments and business	10,528	3,102
Net cash used in investing activities	(246,194)	(39,072)
Cash flows from financing activities:
Net borrowings on short-term lines of credit	90,593	259,047
Proceeds from issuance of long-term debt	1,080,000	810,000
Principal payments under long-term debt	(872,679)	(779,380)
Repurchase of common stock	(179,724)	(250,183)
Proceeds from stock issued under share-based compensation plans	17,099	27,366
Common stock repurchased - share-based compensation plans	(15,705)	(5,260)
Tax benefit from share-based compensation plans	3,599	4,415
Distributions to noncontrolling interests	(15,485)	(15,593)
Dividends paid	(2,693)	(2,894)
Net cash provided by financing activities	105,005	47,518
Effect of exchange rate changes on cash	(23,150)	(3,766)
Increase in cash and cash equivalents	62,597	416,363
Cash and cash equivalents, beginning of the period	581,872	680,470
Cash and cash equivalents, end of the period	$644,469	$1,096,833

SCHEDULE 6
RECONCILIATION OF QUARTERLY CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended November 30, 2014
	GAAP	Processing System Intrusion	Other	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$697,291	$—	$—	$—	$697,291
Operating expenses:
Cost of service	257,796	—	—	(18,263)	239,533
Sales, general and administrative	315,511	—	—	—	315,511
Processing system intrusion	—	—	—	—	—
	573,307	—	—	(18,263)	555,044
Operating income	123,984	—	—	18,263	142,247
Other income (expense):
Interest and other income	1,282	—	—	—	1,282
Interest and other expense	(10,350)	—	—	—	(10,350)
	(9,068)	—	—	—	(9,068)
Income before income taxes	114,916	—	—	18,263	133,179
Provision for income taxes	(29,660)	—	—	(5,860)	(35,520)
Net income	85,256	—	—	12,403	97,659
Less: Net income attributable to noncontrolling interests, net of income tax	(10,475)	—	—	(1,173)	(11,648)
Net income attributable to Global Payments	$74,781	$—	$—	$11,230	$86,011
Diluted shares	67,737				67,737
Diluted earnings per share	$1.10	$—	$—	$0.17	$1.27

	Three Months Ended November 30, 2013
	GAAP	Processing System Intrusion[1]	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$634,122	$—	$—	$—	$634,122
Operating expenses:
Cost of service	235,170	—	—	(14,560)	220,610
Sales, general and administrative	294,045	—	(3,348)	—	290,697
Processing system intrusion	(7,000)	7,000	—	—	—
	522,215	7,000	(3,348)	(14,560)	511,307
Operating income	111,907	(7,000)	3,348	14,560	122,815
Other income (expense):
Interest and other income	5,288	—	(2,123)	—	3,165
Interest and other expense	(8,025)	—	—	—	(8,025)
	(2,737)	—	(2,123)	—	(4,860)
Income (loss) before income taxes	109,170	(7,000)	1,225	14,560	117,955
(Provision for) benefit from income taxes	(29,313)	2,393	(1,145)	(4,808)	(32,873)
Net income (loss)	79,857	(4,607)	80	9,752	85,082
Less: Net income attributable to noncontrolling interests, net of income tax	(5,960)	—	—	(1,237)	(7,197)
Net income (loss) attributable to Global Payments	$73,897	$(4,607)	$80	$8,515	$77,885
Diluted shares	72,706				72,706
Diluted earnings (loss) per share	$1.02	$(0.07)	$—	$0.12	$1.07

1 Represents insurance proceeds associated with the fiscal 2012 processing system intrusion.

2 For the three months ended November 30, 2013, represents one-time charges primarily related to employee termination benefits and a one-time credit related to the gain on the sale of an interest in a business.

3 Represents adjustments to cost of service to exclude acquisition intangible amortization expense and the related income tax benefit.

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the three months ended November 30, 2014 and 2013 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. In the three months ended November 30, 2014, we calculated income and earnings per share on a cash basis by excluding amounts related to acquisition intangible amortization. In the three months ended November 30, 2013, we calculated income and earnings per share on a cash basis by excluding amounts related to acquisition intangible amortization, the processing system intrusion, one-time charges related to employee termination benefits and a one-time credit related to the gain on the sale of an interest in a business. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 7
RECONCILIATION OF YEAR TO DATE CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Six Months Ended November 30, 2014
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$1,402,186	$—	$—	$—	$1,402,186
Operating expenses:
Cost of service	517,635	—	—	(36,117)	481,518
Sales, general and administrative	636,169	—	2,941	—	639,110
Processing system intrusion	—	—	—	—	—
	1,153,804	—	2,941	(36,117)	1,120,628
Operating income	248,382	—	(2,941)	36,117	281,558
Other income (expense):
Interest and other income	2,474	—	—	—	2,474
Interest and other expense	(21,360)	—	—	—	(21,360)
	(18,886)	—	—	—	(18,886)
Income (loss) before income taxes	229,496	—	(2,941)	36,117	262,672
(Provision for) benefit from income taxes	(59,806)	—	588	(11,732)	(70,950)
Net income (loss)	169,690	—	(2,353)	24,385	191,722
Less: Net income attributable to noncontrolling interests, net of income tax	(19,543)	—	—	(2,408)	(21,951)
Net income (loss) attributable to Global Payments	$150,147	$—	$(2,353)	$21,977	$169,771
Diluted shares	68,179				68,179
Diluted earnings (loss) per share	$2.20	$—	$(0.03)	$0.32	$2.49

	Six Months Ended November 30, 2013
	GAAP	Processing System Intrusion[1]	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$1,263,807	$—	$—	$—	$1,263,807
Operating expenses:
Cost of service	465,915	—	(579)	(28,953)	436,383
Sales, general and administrative	585,601	—	(4,844)	—	580,757
Processing system intrusion	(7,000)	7,000	—	—	—
	1,044,516	7,000	(5,423)	(28,953)	1,017,140
Operating income	219,291	(7,000)	5,423	28,953	246,667
Other income (expense):
Interest and other income	8,626	—	(2,123)	—	6,503
Interest and other expense	(15,904)	—	—	—	(15,904)
	(7,278)	—	(2,123)	—	(9,401)
Income (loss) before income taxes	212,013	(7,000)	3,300	28,953	237,266
(Provision for) benefit from income taxes	(60,448)	2,393	(1,934)	(9,570)	(69,559)
Net income (loss)	151,565	(4,607)	1,366	19,383	167,707
Less: Net income attributable to noncontrolling interests, net of income tax	(13,025)	—	—	(2,608)	(15,633)
Net income (loss) attributable to Global Payments	$138,540	$(4,607)	$1,366	$16,775	$152,074
Diluted shares	73,504				73,504
Diluted earnings (loss) per share	$1.88	$(0.07)	$0.02	$0.24	$2.07

1 Represents insurance proceeds associated with the fiscal 2012 processing system intrusion.

2 For the six months ended November 30, 2014, represents a gain on the sale of a component of our Russia business that leased ATMs to our sponsor bank in Russia. For the six months ended November 30, 2013, represents one-time charges primarily related to employee termination benefits, resolution of a contract related contingency and a one-time credit related to the gain on the sale of an interest in a business.

3 Represents adjustments to cost of service to exclude acquisition intangible amortization expense and the related income tax benefit.

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the six months ended November 30, 2014 and 2013 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. For the six months ended November 30, 2014, we calculated income and earnings per share on a cash basis by excluding amounts related to acquisition intangible amortization and a gain on the sale of a component of our Russia business that leased ATMs to our sponsor bank in Russia. In the six months ended November 30, 2013, we calculated income and earnings per share on a cash basis by excluding amounts related to acquisition intangible amortization, the processing system intrusion, one-time charges related to employee termination benefits and resolution of a contract related contingency, and a one-time credit related to the gain on the sale of an interest in a business. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8
RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended November 30,
	2014					2013
	GAAP	Processing System Intrusion	Other	Cash Earnings Adjustments[3]	Cash Earnings	GAAP	Processing System Intrusion[1]	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings

Revenues:
United States	$404,784	$—	$—	$—	$404,784	$361,793	$—	$—	$—	$361,793
Canada	83,992	—	—	—	83,992	85,240	—	—	—	85,240
North America merchant services	488,776	—	—	—	488,776	447,033	—	—	—	447,033

Europe	159,974	—	—	—	159,974	146,866	—	—	—	146,866
Asia-Pacific	48,541	—	—	—	48,541	40,223	—	—	—	40,223
International merchant services	208,515	—	—	—	208,515	187,089	—	—	—	187,089

Total revenues	$697,291	$—	$—	$—	$697,291	$634,122	$—	$—	$—	$634,122

Operating income (loss) for segments:
North America merchant services	$74,246	$—	$—	$11,173	$85,419	$70,437	$—	$—	$7,184	$77,621
International merchant services	76,443	—	—	7,090	83,533	62,467	—	—	7,376	69,843
Corporate	(26,705)	—	—	—	(26,705)	(20,997)	(7,000)	3,348	—	(24,649)
Operating income (loss)	$123,984	$—	$—	$18,263	$142,247	$111,907	$(7,000)	$3,348	$14,560	$122,815

	Six Months Ended November 30,
	2014					2013
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings	GAAP	Processing System Intrusion[1]	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings

Revenues:
United States	$818,825	$—	$—	$—	$818,825	$725,626	$—	$—	$—	$725,626
Canada	173,957	—	—	—	173,957	171,912	—	—	—	171,912
North America merchant services	992,782	—	—	—	992,782	897,538	—	—	—	897,538

Europe	322,762	—	—	—	322,762	290,054	—	—	—	290,054
Asia-Pacific	86,642	—	—	—	86,642	76,215	—	—	—	76,215
International merchant services	409,404	—	—	—	409,404	366,269	—	—	—	366,269

Total revenues	$1,402,186	$—	$—	$—	$1,402,186	$1,263,807	$—	$—	$—	$1,263,807

Operating income (loss) for segments:
North America merchant services	$152,183	$—	$—	$22,551	$174,734	$140,136	$—	$2,518	$14,371	$157,025
International merchant services	150,045	—	(2,941)	13,566	160,670	124,008	—	10	14,582	138,600
Corporate	(53,846)	—	—	—	(53,846)	(44,853)	(7,000)	2,895	—	(48,958)
Operating income (loss)	$248,382	$—	$(2,941)	$36,117	$281,558	$219,291	$(7,000)	$5,423	$28,953	$246,667
1 Represents insurance proceeds associated with the fiscal 2012 processing system intrusion.

2 For the six months ended November 30, 2014, represents a gain on the sale of a component of our Russia business that leased ATMs to our sponsor bank in Russia. For the three and six months ended November 30, 2013, represents one-time charges primarily related to employee termination benefits and resolution of a contract related contingency.

3 Represents acquisition intangible amortization expense.

SCHEDULE 9
OUTLOOK SUMMARY
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In billions, except per share data)

	Fiscal 2014 Actual	Fiscal 2015 Outlook	% Change FY14

Revenue Outlook
Total Revenues	$2.55	$2.75 to $2.80	8% to 10%

EPS Outlook
Cash EPS	$4.12	$4.75 to $4.83	15% to 17%
Acquisition-related intangibles assets, non-recurring items and processing system intrusion[1]	(0.75)	(0.76)	1%
GAAP Diluted EPS	$3.37	$3.99 to $4.07	18% to 21%

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the fiscal years 2015 and 2014 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by excluding amounts related to acquisition intangible amortization, the processing system intrusion, acceleration of equity awards and other costs associated with the retirement of our former Chairman and CEO, a credit related to the sale of an interest in our Brazil business and a subsequent charge associated with our retained interest, non-cash losses from the retirement of fixed assets, employee termination benefits, resolution of a contract related contingency, costs associated with debt refinancing and HSBC's share of dividends declared by Global Payments Asia-Pacific. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

1 Fiscal 2015 reflects $0.72 of acquisition intangible amortization and $0.04 of one-time charges. Fiscal 2014 reflects acquisition intangible amortization of $0.51, a processing system intrusion credit of ($0.07) and non-recurring items of $0.31. Other non-recurring items include acceleration of equity awards and other costs associated with the retirement of our former Chairman and CEO, a credit related to the sale of an interest in our Brazil business and a subsequent charge associated with our retained interest, non-cash losses from the retirement of fixed assets, employee termination benefits, resolution of a contract related contingency, costs associated with debt refinancing and HSBC's share of dividends declared by Global Payments Asia-Pacific.